                                                               Exhibit 99

  [BankAmerica Corporation logo appears here]

  BankAmerica Corporation                                            News

                                                             For release:





  Contact:      Peter Magnani
                (415) 953-2418


                        BANKAMERICA THIRD QUARTER EARNINGS

          SAN FRANCISCO, October 18, 1995 -- BankAmerica Corporation (BAC) today reported third-quarter 1995 earnings per share of $1.72, an increase of 26 percent from $1.36 for the same period a year ago. Net income for the third quarter of 1995 was $704 million, up 29 percent from the third quarter of 1994. The return on average common equity for the third quarter of 1995 was 15.09 percent, an increase of 197 basis points from the same period in 1994.

          BAC's earnings for the first nine months of 1995 were $4.75 per share, based on year-to-date net income of $1,960 million, while earnings for the first nine months of 1994 were $3.95 per share, based on year-to-date net income of $1,585 million.

          "The third quarter was another good quarter for BankAmerica," Richard M. Rosenberg, Chairman and Chief Executive Officer said. "The earnings reflected several underlying trends we have experienced over recent quarters. Loan outstandings continued to increase and expenses remained at an appropriate level. We will continue to focus on both earnings per share and return on common equity in future quarters."


     FINANCIAL HIGHLIGHTS:

     . Net interest income was up $252 million, or 13 percent, from the amount reported for the third quarter of 1994. This increase primarily resulted from growth in average loans, due in part to the effects of the acquisition of Continental Bank Corporation. BAC's net interest margin for the third quarter of 1995 was 4.52 percent, essentially unchanged from the amount reported in the comparable period a year ago.


                                      - more -

     . Noninterest income increased $85 million from the third quarter of 1994 primarily due to a $74 million increase in total fees and commissions. This increase was largely due to higher revenues from service charges on certain deposit accounts and expanded loan syndication volume.

     . Noninterest expense decreased $60 million from the previous quarter primarily due to a decrease in regulatory fees and related expenses. This decline was largely attributable to a $65 million refund received from the FDIC, which resulted from a reduction in the FDIC assessment rate on deposit insurance premiums paid to the Bank Insurance Fund. Approximately $50 million of this refund was applicable to the third quarter of 1995, while the remaining portion was applicable to June. Noninterest expense for the third quarter of 1995 increased $58 million from the third quarter of 1994.

     . Nonaccrual assets declined $107 million, or 5 percent, from their June 30, 1995 level, resulting in a nonperforming assets ratio (comprised of total nonaccrual assets and other real estate owned/total assets) of 1.03 percent at September 30, 1995.

     . In connection with its previously announced stock repurchase program, BAC repurchased 3.5 million shares of its common stock during the third quarter of 1995 at an average per-share price of $57.48. These shares were repurchased on the open market over 26 trading days and represented approximately 5 percent of the total volume of BAC common stock traded on those days. Year-to-date common stock repurchases under this program totaled 13.0 million shares at an average per-share price of $51.58.

     . On September 30, 1995, all of the outstanding shares of BAC's 11% Cumulative Fixed Preferred Stock, Series I were redeemed, reducing stockholders' equity by approximately $110 million. In addition, on October 3, 1995, BAC's Board of Directors modified the previously announced stock repurchase program by authorizing a $250 million increase in the total amount of BAC's outstanding preferred stock that may be repurchased or redeemed through the end of 1996.

                      (end of text, tables follow)


  Look for quarterly earnings on BankAmerica's home page on the Internet
                      @ http://www.BankAmerica.com.

                  BankAmerica Corporation and Subsidiaries
                        Financial Highlights


  BankAmerica Corporation's (BAC) financial information set forth in the following tables reflects the effects of the merger with Continental Bank Corporation subsequent to its consummation on August 31, 1994.


                                  Table 1
                  Summary of Results and Statistical Data

                                               Third      Second      Third
     (dollar amounts in millions,            Quarter     Quarter    Quarter
     except per share data)                     1995        1995       1994
                                             -------     -------    -------

  1  Net income                                $ 704       $ 645      $ 547
  2  Earnings per common and common
       equivalent share                         1.72        1.56       1.36
  3  Earnings per common share -
       assuming full dilution                   1.72        1.55       1.35

     Rate of return (based
       on net income) on:
  4    Average total assets                     1.21%       1.13%      1.07%
  5    Average common equity                   15.09       14.30      13.12
  6  Net interest margin/a/                     4.52        4.54       4.51

  7  Full-time-equivalent staff
       at period end (in thousands)             80.2        80.3       81.9
  8  Employees at period
       end (in thousands)                       95.5        95.8       98.6


                                                          Nine Months Ended
                                                               September 30
                                                          -----------------
                                                            1995       1994
                                                          ------     ------
  9  Net income                                           $1,960     $1,585
 10  Earnings per common and common
       equivalent share                                     4.75       3.95
 11  Earnings per common share -
       assuming full dilution                               4.72       3.93

     Rate of return (based
       on net income) on:
 12    Average total assets                                 1.16%      1.07%
 13    Average common equity                               14.44      13.18
 14  Net interest margin/a/                                 4.53       4.49

  -------------------------------------------------------------------------
  /a/ The net interest margin is computed on a taxable-equivalent basis. The taxable-equivalent basis adjustments to net interest income were $7 million, $7 million, and $6 million for the third quarter of 1995, the second quarter of 1995, and the third quarter of 1994, respectively, and $20 million and $17 million for the nine-month periods ended
       September 30, 1995 and 1994, respectively.

                  BankAmerica Corporation and Subsidiaries
                           Financial Highlights


                                 Table 2
                          Stock and Capital Data


   (dollar amounts in millions,            Sept. 30      June 30    Sept. 30
   except per share data)                      1995         1995        1994
                                           --------     --------    --------
 1 Book value per common share               $46.59       $45.38      $42.02
   Common stock cash dividends:
 2   Quarter ended                              171          172         140
 3   Year-to-date                               515          344         422
   Preferred stock cash dividends:
 4   Quarter ended                               56           56          60
 5   Year-to-date                               174          118         181
 6 Number of common shares out-
      standing (in thousands)               369,998      372,336     370,206
   Average number of common and common
      equivalent shares outstanding
      (in thousands):
 7    Quarter ended                         376,643      376,213    357,962
 8    Year-to-date                          375,980      375,649    355,084
   Average number of common shares
     outstanding - assuming full
     dilution (in thousands):
 9   Quarter ended                          377,421      379,182   363,442
10   Year-to-date                           379,248      380,162   360,564
11 Common equity to total assets               7.50%        7.46%     7.26%
12 Total risk-based capital ratio             11.40/a/     11.37     11.54
13 Tier 1 risk-based capital ratio             7.20/a/      7.17      7.18
14 Total risk-based capital                $ 23,019/a/  $ 22,625  $ 21,576
15 Risk-weighted assets                     200,856/a/   199,049   186,958
16 Tier 1 risk-based capital                 14,560/a/    14,280    13,430

  ---------------------------------------------------------------------
  /a/   Amounts are preliminary.

  ======================================================================

                                  Table 3
                 Selected Average Balance Sheet Components


                                                 Third    Second     Third
                                               Quarter   Quarter   Quarter
  (in millions)                                   1995      1995      1994
                                              --------  --------  --------

 1 Loans                                      $148,842  $145,870   $129,499
 2 Earning assets                              190,888   188,046    168,759
 3 Total assets                                229,909   228,771    203,232
 4 Deposits                                    154,982   153,761    145,942
 5 Interest-bearing liabilities                157,348   156,209    138,249
 6 Common equity                                17,032    16,523     14,719
 7 Total equity                                 19,753    19,470     17,827

                 BankAmerica Corporation and Subsidiaries
                          Financial Highlights

                                 Table 4
                            Business Sectors

                                       Nine Months Ended September 30, 1995/a/
                                -------------------------------------------
    (dollar amounts                                         Return
    in billions except                   Average   Average      on  Expense
    for net income, which           Net    Total     Total  Common       to
    is in millions)              Income   Assets  Deposits  Equity  Revenue/b/
                                 ------  -------  --------  ------  -------
 1  Consumer banking             $  813     $ 71      $ 74   20.15%   55.84%
 2  U.S. Corporate and
      international banking         632       85        36   12.72    54.71
 3  Commercial real estate          273        9         1   29.20    23.13
 4  Middle market banking           219       17         7   24.16    45.04
 5  Private banking and
      investment services            34        4         6   12.89    81.54
 6  Non-California banks/c/          81       24        23    6.15    79.34
 7  Other                           (92)      15         6  (10.03)  139.68
                                 ------     ----      ----
 8    Total                      $1,960     $225      $153   14.44%   58.59%
                                 ======     ====      ====
                                       Nine Months Ended September 30, 1994/a/
                               --------------------------------------------
                                                           Return
                                       Average   Average       on   Expense
                                  Net    Total     Total   Common        to
                               Income   Assets  Deposits   Equity   Revenue/b/
                               ------  -------  --------   ------   -------
 9  Consumer banking           $  605     $ 65      $ 77    15.93%    58.45%
10  U.S. Corporate and
       international banking      505       65        25    13.46     55.53
11  Commercial real estate        273        9         2    30.09     22.44
12  Middle market banking         171       13         7    23.34     50.66
13  Private banking and
       investment services        (10)       3         5    (6.40)   104.11
14  Non-California banks/c/        32       24        24     1.17     84.41
15  Other                           9       19         3    (0.75)    71.89
                               ------     ----      ----
16    Total                    $1,585     $198      $143    13.18%    60.43%
                               ======     ====      ====

  ------------------------------------------------------------------------
/a/  Amounts are preliminary. For comparability purposes, both
     1995 and 1994 amounts reflect BAC's business-sector allocation methodologies at September 30, 1995.
/b/ Excludes net other real estate owned expense and amortization of intangibles.
/c/ Excludes Seafirst Corporation and Bank of America Illinois, which are reflected within the applicable business sectors.

                  BankAmerica Corporation and Subsidiaries
                         Financial Highlights


                                  Table 5
                      Trading Income and Net Interest
                           Income by Function


                                         Third        Second        Third
                                       Quarter       Quarter      Quarter
    (in millions)                         1995/a/       1995         1994
                                       -------       -------      -------
    Trading income:
 1    Interest rate                       $ 13          $  9         $ 20
 2    Foreign exchange                      74            80           63
 3    Debt instruments                      45            62           37
                                          ----          ----         ----
 4      Total trading income              $132          $151         $120
                                          ====          ====         ====
    Net interest income/b/:
 5    Interest rate                       $  7          $  2         $  2
 6    Foreign exchange                      10             7            3
 7    Debt instruments                      37            49           25
                                         -----          ----         ----
 8      Total net interest income        $  54          $ 58         $ 30
                                         =====          ====         ====

                                                        Nine Months Ended
                                                             September 30
                                                    ---------------------
                                                      1995/a/        1994
                                                    ------         ------
   Trading income:
 9   Interest rate                                    $ 47           $ 49
10   Foreign exchange                                  237            194
11   Debt instruments                                  128             60
                                                      ----           ----
12     Total trading income                           $412           $303
                                                      ====           ====
    Net interest income/b/:
13    Interest rate                                   $ 12           $ (1)
14    Foreign exchange                                  19              6
15    Debt instruments                                 114             64
                                                      ----           ----
16      Total net interest income                     $145           $ 69
                                                      ====           ====

-------------------------------------------------------------------------
/a/ Detailed breakouts of total amounts are preliminary.
/b/ Represents the net interest revenue and expense associated with these contracts.

               BankAmerica Corporation and Subsidiaries
                           Financial Highlights


                                  Table 6
                             Loan Outstandings


                                       Sept. 30      June 30    Sept. 30
   (in millions)                           1995         1995        1994
                                       --------     --------    --------
   Domestic
   Consumer:
 1   Residential first mortgages       $ 36,082     $ 35,564    $ 33,033
 2   Residential junior mortgages        14,162       14,072      13,658
 3   Other installment                   12,728       11,819       9,921
 4   Credit card                          8,622        8,237       7,420
 5   Other individual lines of credit     1,816        1,811       1,747
 6   Other                                  289          305         470
                                       --------     --------    --------
 7     Total consumer                    73,699       71,808      66,249

   Commercial:
 8   Commercial and industrial           31,896       31,436      29,021
 9   Loans secured by real estate        10,776       10,717       9,823
10   Construction and development
       loans secured by real estate       3,214        3,308       3,929
11   Financial institutions               2,561        2,520       2,601
12   Agricultural                         1,591        1,607       1,721
13   Lease financing                      1,910        1,840       1,694
14   Loans for purchasing or carrying
       securities                         1,236        1,383       1,495
15   Other                                1,409        1,569       1,642
                                       --------     --------    --------
16     Total commercial                  54,593       54,380      51,926
                                       --------     --------    --------
17        Total domestic loans          128,292      126,188     118,175

   Foreign
18 Commercial and industrial             15,314       14,948      13,331
19 Banks and other financial
     institutions                         2,795        2,941       2,629
20 Governments and official
     institutions                         1,077        1,131       1,220
21 Other                                  3,734        3,558       3,336
                                       --------     --------    --------
22   Total foreign loans                 22,920       22,578      20,516
                                       --------     --------    --------
23     Total Loans                     $151,212     $148,766    $138,691
                                       ========     ========    ========

               BankAmerica Corporation and Subsidiaries
                           Financial Highlights


                                  Table 7
                       Selected Credit Quality Data


                                            Sept. 30    June 30    Sept. 30
   (dollar amounts in millions)                 1995       1995        1994
                                           ---------   --------   ---------
   Nonaccrual assets:
 1   Construction and development
       loans secured by real estate           $  271     $  418      $  672
 2   Commercial and industrial                   683        645         427
 3   Commercial loans secured by real
       estate                                    329        336         412
 4   Consumer                                    384        381         408
 5   Foreign                                     188        182         165
                                              ------     ------      ------
 6       Total nonaccrual assets              $1,855/a/  $1,962/a/   $2,084
                                              ======     ======      ======
 7 Restructured loans                         $  102     $   99      $  130
 8 Loans past due 90 days or more
     and still accruing interest/b/              439        459         420
 9 Other real estate owned                       509        485         570
10 Allowance for credit losses to
     total loans                                2.42%      2.48%       2.61%
11 Allowance for credit losses to
     total nonaccrual assets                  197.06     188.33      173.96
   Annualized ratio of net credit
     losses to average total loan
     outstandings:
12     Quarter ended                            0.40       0.36        0.32
13     Year-to-date                             0.33       0.29        0.46

 ------------------------------------------------------------------------
 /a/ Includes $1.3 billion and $1.4 billion at September 30, 1995 and
     June 30, 1995, respectively, of impaired loans that are accounted for in accordance with Statement of Financial Accounting
     Standards No. 114, "Accounting by Creditors for Impairment of a Loan," as amended, which BAC adopted effective January 1, 1995.
 /b/ Includes consumer loans of $340 million, $321 million, and $238 million at September 30, 1995, June 30, 1995, and September 30, 1994, respectively.


 ========================================================================

                                  Table 8
                  Analysis of Change in Nonaccrual Assets

                                           Third         Second      First
                                         Quarter        Quarter    Quarter
   (in millions)                            1995           1995       1995
                                         -------        -------    -------
 1 Balance, beginning of period           $1,962         $1,935     $2,080

   Additions:
 2   Loans placed on nonaccrual
       status                                392            333       175

    Deductions:
 3    Sales                                   (8)            (1)       (5)
 4    Restored to accrual status            (151)           (86)      (92)
 5    Foreclosures                           (55)           (11)      (15)
 6    Charge-offs                            (35)           (42)      (19)
 7    Other, primarily payments             (250)          (166)     (189)
                                          ------         ------    ------
 8       Balance, End of Period           $1,855         $1,962    $1,935
                                          ======         ======    ======

               BankAmerica Corporation and Subsidiaries
                          Financial Highlights


                                 Table 9
                       Net Credit Losses (Recoveries)

                                             Third      Second        Third
                                           Quarter     Quarter      Quarter
   (in millions)                              1995        1995         1994
                                           -------     -------      -------
   Domestic consumer:
 1   Residential first mortgages              $ 12        $ 10         $ 13
 2   Residential junior mortgages               16          14           14
 3   Credit card                                91          87           74
 4   Other consumer                             43          35           29
   Domestic commercial:
 5   Commercial and industrial                   6           4          (25)
 6   Loans secured by real estate                4          20            3
 7   Construction and development
       loans secured by real estate            (33)         (3)          20
 8   Financial institutions, agricultural,
       and lease financing                      (4)         (3)          (5)
                                              ----        ----         ----
 9       Total domestic                        135         164          123
10 Foreign                                      16         (34)         (17)
                                              ----        ----         ----
11         Total Net Credit Losses            $151        $130         $106
                                              ====        ====         ====

                 BankAmerica Corporation and Subsidiaries
                   Consolidated Statement of Operations

                                               Third       Second      Third
                                             Quarter      Quarter    Quarter
    (in millions)                               1995         1995       1994
                                             -------      -------    -------
   Interest Income
 1 Loans, including fees                      $3,244       $3,172     $2,510
 2 Interest-bearing deposits in banks            115          120         87
 3 Federal funds sold                             10            9         16
 4 Securities purchased under
     resale agreements                           160          176         84
 5 Trading account assets                        189          189        116
 6 Available-for-sale and held-to-
     maturity securities                         326          323        340
                                              ------       ------     ------
 7     Total interest income                   4,044        3,989      3,153

   Interest Expense
 8 Deposits                                    1,262       1,240         868
 9 Federal funds purchased                        27          30           6
10 Securities sold under repurchase
     agreements                                  154         150          82
11 Other short-term borrowings                   162         168          71
12 Long-term debt                                272         266         211
13 Subordinated capital notes                     11          12          11
                                              ------      ------      ------
14     Total interest expense                  1,888       1,866       1,249
                                              ------      ------      ------
15     Net interest income                     2,156       2,123       1,904
16 Provision for credit losses                   110         100         110
                                              ------      ------      ------
17     Net interest income after
         provision for credit losses           2,046       2,023       1,794

   Noninterest Income
18 Deposit account fees                          329         323         301
19 Credit card fees                               82          74          83
20 Trust fees                                     72          78          69
21 Other fees and commissions                    323         342         279
22 Trading income                                132         151         120
23 Net gain (loss) on available-for-sale
     securities                                   17           9          (2)
24 Net gain on sales of assets                    27          14          33
25 Venture capital activities                     54         103          33
26 Other income                                  121          44         156
                                              ------      ------      ------
27     Total noninterest income                1,157       1,138       1,072

   Noninterest Expense
28 Salaries                                      839         842         741
29 Employee benefits                             195         183         186
30 Occupancy                                     185         182         171
31 Equipment                                     170         165         145
32 Amortization of intangibles                   110         110         100
33 Communications                                 89          91          79
34 Professional services                          78          76          54
35 Regulatory fees and related expenses            7          74          72
36 Other expense                                 320         330         387
                                              ------      ------      ------
37     Total noninterest expense               1,993       2,053       1,935
                                              ------      ------      ------
38       Income before income taxes            1,210       1,108         931
39 Provision for income taxes                    506         463         384
                                              ------      ------      ------
40          Net Income                        $  704      $  645      $  547
                                              ======      ======      ======

                 BankAmerica Corporation and Subsidiaries
                   Consolidated Statement of Operations

                                                        Nine Months Ended
                                                             September 30
                                                        -----------------
   (in millions)                                           1995      1994
                                                         ------    ------
   Interest Income
 1 Loans, including fees                                $ 9,420    $7,010
 2 Interest-bearing deposits in banks                       347       217
 3 Federal funds sold                                        27        44
 4 Securities purchased under
     resale agreements                                      471       245
 5 Trading account assets                                   541       349
 6 Available-for-sale and held-to-
     maturity securities                                    963     1,040
                                                        -------    ------
 7      Total interest income                            11,769     8,905

   Interest Expense
 8 Deposits                                               3,616     2,318
 9 Federal funds purchased                                   96        12
10 Securities sold under repurchase
     agreements                                             434       258
11 Other short-term borrowings                              462       191
12 Long-term debt                                           802       565
13 Subordinated capital notes                                34        31
                                                        -------    ------
14      Total interest expense                            5,444     3,375
                                                        -------    ------
15      Net interest income                               6,325     5,530
16 Provision for credit losses                              310       360
                                                        -------    ------
17      Net interest income after
          provision for credit losses                     6,015     5,170

   Noninterest Income
18 Deposit account fees                                     969       885
19 Credit card fees                                         231       244
20 Trust fees                                               228       202
21 Other fees and commissions                               965       807
22 Trading income                                           412       303
23 Net gain on available-for-sale
     securities                                              27        25
24 Net gain on sales of assets                               42        98
25 Venture capital activities                               244        96
26 Other income                                             270       427
                                                        -------    ------
27      Total noninterest income                          3,388     3,087

   Noninterest Expense
28 Salaries                                               2,490     2,151
29 Employee benefits                                        571       524
30 Occupancy                                                540       503
31 Equipment                                                494       429
32 Amortization of intangibles                              329       304
33 Communications                                           266       237
34 Professional services                                    223       165
35 Regulatory fees and related expenses                     153       214
36 Other expense                                            969     1,007
                                                        -------    ------
37     Total noninterest expense                          6,035     5,534
                                                        -------    ------
         Income before income taxes                       3,368     2,723
39 Provision for income taxes                             1,408     1,138
                                                        -------    ------

40            Net Income                                $ 1,960    $1,585
                                                        =======    ======

                  BankAmerica Corporation and Subsidiaries
                         Consolidated Balance Sheet


                                            Sept. 30    June 30    Sept. 30
  (in millions)                                 1995       1995        1994
                                            --------   --------    --------
   Assets
 1 Cash and due from banks                  $ 12,532   $ 12,656    $ 12,493
 2 Interest-bearing deposits in banks          5,832      5,620       4,884
 3 Federal funds sold                            229        467         570
 4 Securities purchased under resale
     agreements                                6,811      6,131       4,474
 5 Trading account assets                      9,883      8,133       7,103
 6 Available-for-sale securities               9,979      9,868      11,166
 7 Held-to-maturity securities                 6,927      7,186       8,700

 8 Loans                                     151,212    148,766     138,691
 9 Less: Allowance for credit losses           3,655      3,695       3,625
                                            --------   --------    --------
10   Net loans                               147,557    145,071     135,066
11 Customers' acceptance liability             2,268      2,076         833
12 Accrued interest receivable                 1,448      1,335       1,221
13 Goodwill, net                               4,263      4,303       4,394
14 Identifiable intangibles, net               2,134      2,172       2,213
15 Unrealized gains on off-balance-
     sheet instruments                         8,843      9,323       7,783
16 Premises and equipment, net                 4,011      4,009       3,935
17 Other assets                                7,209      8,249       9,395
                                            --------   --------    --------
18     Total Assets                         $229,926   $226,599    $214,230
                                            ========   ========    ========

   Liabilities & Stockholders' Equity
   Deposits in domestic offices:
19   Interest-bearing                       $ 84,345   $ 85,573    $ 91,872
20   Noninterest-bearing                      34,231     34,458      33,006
   Deposits in foreign offices:
21   Interest-bearing                         35,525     33,985      25,981
22   Noninterest-bearing                       1,536      1,764       1,807
                                            --------    -------    --------
23     Total deposits                        155,637    155,780     152,666
24 Federal funds purchased                     3,110      2,274       1,690
25 Securities sold under repurchase
     agreements                                7,187      5,833       5,278
26 Other short-term borrowings                10,289      9,730       5,796
27 Acceptances outstanding                     2,268      2,076         833
28 Accrued interest payable                      811        706         719
29 Unrealized losses on off-balance-
     sheet instruments                         9,547      9,939       8,007
30 Other liabilities                           5,334      4,563       5,202
31 Long-term debt                             15,277     15,473      14,504
32 Subordinated capital notes                    605        605         605
                                            --------   --------    --------
33     Total liabilities                     210,065    206,979     195,300

   Stockholders' Equity
34 Preferred stock                             2,623      2,723       3,368
35 Common stock                                  600        598         580
36 Additional paid-in capital                  8,271      8,213       7,732
37 Retained earnings                           9,133      8,663       7,480
38 Net unrealized loss on available-
     for-sale securities                         (51)       (69)       (201)
39 Common stock in treasury, at cost            (715)      (508)        (29)
                                            --------   --------    --------
40     Total stockholders' equity             19,861     19,620      18,930
                                            --------   --------    --------
41       Total Liabilities and
           Stockholders' Equity             $229,926   $226,599    $214,230
                                            ========   ========    ========

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